Term deposits and other financial assets - Allowance for expected credit losses (Details) - Financial assets at fair value through OCI - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2023	Dec. 31, 2022
Reconciliation of changes in allowance account for credit losses of financial assets [abstract]
Beginning balance	$ 53	$ 88
Changes recognized in profit or loss as net impairment gains/losses on financial assets at fair value through other comprehensive income	(19)	(35)
Total changes in allowance for expected credit losses	(19)	(35)
Ending balance	$ 34	$ 53